UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 7, 2006

THE TJX COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-4908	04-2207613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Cochituate Road, Framingham, MA 01701
(Address of Principal Executive Offices) (Zip Code)

(508) 390-1000
Registrant’s Telephone Number (Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
ITEM 8.01. OTHER EVENTS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EX-10.1 Amendment, dated as of September 7, 2006, to the Employment Agreement
EX-99.1 Press Release dated September 7, 2006 of the TJX Companies, Inc.

ITEM 5.02.      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
The Board of Directors of The TJX Companies, Inc. (the “Company”) announced on September 7, 2006 that it has elected Carol Meyrowitz to the Board, effective immediately, in connection with the approval of the Company’s succession plan for executive management of the Company. Ms. Meyrowitz is currently the President of the Company.
ITEM 8.01.      OTHER EVENTS.
The Board of Directors of the Company announced on September 7, 2006 that it has approved a succession plan for executive management of the Company. The Board has expressed its intention, effective with the beginning of the Company’s next fiscal year on January 28, 2007, to appoint Carol Meyrowitz as Chief Executive Officer in addition to her current title as President and to continue Bernard Cammarata’s role, upon relinquishing his role as Acting Chief Executive Officer at that time, as an active Chairman of the Board. The Board also elected Ms. Meywrowitz to the Board, effective immediately. The Board also appointed Donald G. Campbell, previously Senior Executive Vice President, Chief Administrative and Strategic Development Officer, as Vice Chairman of the Company in lieu of his current titles and Jeffrey G. Naylor, Senior Executive Vice President, Chief Financial Officer, to the additional position of Chief Administrative Officer. Further, the Company has begun a search for a future Chief Financial Officer, as a successor to Mr. Naylor in that capacity, so that Mr. Naylor’s role and responsibilities can increase further over time. A copy of the press release announcing the Company’s succession plan is attached as Exhibit 99.1 to this Current Report on Form 8-K.
ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.
(d)      EXHIBITS.

Exhibit Number	Description

10.1	Amendment, dated as of September 7, 2006, to the Employment Agreement between The TJX Companies, Inc. and Donald G. Campbell.

99.1	Press Release dated September 7, 2006 of The TJX Companies, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE TJX COMPANIES, INC.
/s/ Jeffrey G. Naylor
Jeffrey G. Naylor
Senior Executive Vice President and Chief Financial and Administrative Officer

Dated: September 7, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment, dated as of September 7, 2006, to the Employment Agreement between The TJX Companies, Inc. and Donald G. Campbell.

99.1	Press Release dated September 7, 2006 of The TJX Companies, Inc.